PRELIMINARY COPY -- TO BE FILED WITH THE SECURITIES
                              AND EXCHANGE COMMISSION

                              SCHEDULE 14A INFORMATION
                     Proxy Statement Pursuant to Section 14(a)
                       of the Securities Exchange Act of 1934
                                  (Amendment No. )


Filed by the Registrant                               [X]
Filed by a party other than the Registrant            [ ]
Check the appropriate box:
[X]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to (S)240.14a-11(C) or (S)240.14a-12

                         INVESCO INTERNATIONAL FUNDS, INC.

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.

     (1)   Title of each class of securities to which transaction applies:

           ------------------------------------------------------------------

     (2)   Aggregate number of securities to which transaction applies:

           ------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

           ------------------------------------------------------------------

     (4)   Proposed maximum aggregate value of transaction:

           ------------------------------------------------------------------

     (5)   Total fee paid:

           ------------------------------------------------------------------

[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)   Amount Previously Paid:

           ----------------------------------------

     (2)   Form, Schedule or Registration Statement No.:

           ----------------------------------------

     (3)   Filing Party:

           ----------------------------------------

     (4)   Date Filed:

           ----------------------------------------

                                                                           DRAFT

   Preliminary Copy -- To Be Filed With the Securities and Exchange Commission

                                               INVESCO INTERNATIONAL FUNDS, INC.

                                                                __________, 1997

--------------------------------------------------------------------------------

Dear INVESCO International Funds, Inc. Shareholder:

      Enclosed is a Proxy Statement for the [October 28, 1997] special meeting of shareholders of INVESCO International Growth Fund, INVESCO Pacific Basin Fund and INVESCO European Fund (collectively, the "Funds"), the three series of INVESCO International Funds, Inc. (the "Company").

      As explained more fully in the attached Proxy Statement, shareholders of each of the Funds will be asked to approve a change in the corporate sub-adviser to the Funds from INVESCO Asset Management Limited ("IAML") to INVESCO Global Asset Management Limited ("IGAM"). This change simply reflects an organizational change within the structure of AMVESCAP PLC, the ultimate corporate parent of both IAML and IGAM, and will have no impact on advisory fees, sub-advisory fees or the personnel actually managing the Funds. Shareholders of each of the Funds also will be asked to approve a Plan and Agreement of Distribution (the "Plan") applicable only to shares of the Funds purchased after November 1, 1997.

      The board of directors of the Company believes that both the change in sub-adviser and the Plan are in the best interests of the shareholders. Therefore, we ask that you read the enclosed materials and vote promptly. Should you have any questions, please feel free to call our client services representatives at 1-800-646-8372. They will be happy to answer any questions that you might have.

      YOUR VOTE IS IMPORTANT. THE CHANGE IN SUB-ADVISERS AND THE PLAN WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE COMPANY, THE FUNDS AND TO YOU AS A SHAREHOLDER. IF WE DO NOT RECEIVE SUFFICIENT VOTES TO APPROVE THESE PROPOSALS, WE MAY HAVE TO SEND ADDITIONAL MAILINGS OR CONDUCT TELEPHONE CANVASSING WHICH WOULD INCREASE COSTS TO SHAREHOLDERS. THEREFORE, PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE ON THE ENCLOSED PROXY CARD, AND RETURN IT IN THE ENCLOSED PRE-ADDRESSED, POSTAGE-PAID ENVELOPE.

Sincerely,


Dan J. Hesser
President
INVESCO International Funds, Inc.
   INVESCO International Growth Fund
   INVESCO Pacific Basin Fund
   INVESCO European Fund

  Preliminary Copy -- To Be Filed With the Securities and Exchange Commission

                                               INVESCO INTERNATIONAL FUNDS, INC.

                                                          7800 East Union Avenue
                                                          Denver, Colorado 80237


                     NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON [OCTOBER 28, 1997]
--------------------------------------------------------------------------------

      Notice is hereby given that a special meeting of shareholders (the "Meeting") of INVESCO International Growth Fund, INVESCO Pacific Basin Fund and INVESCO European Fund (collectively, the "Funds") of INVESCO International Funds, Inc. (the "Company") will be held at the Hyatt Regency Tech Center, 7800
E. Tufts Avenue, Denver, Colorado 80237 on [Tuesday, October 28, 1997], at 10:00 a.m., Mountain Time, for the following purposes:

      1. To approve or disapprove a change in the corporate sub-adviser to each Fund from INVESCO Asset Management Limited ("IAML") to INVESCO Global Asset Management Limited ("IGAM").

      2. To approve or disapprove a Plan and Agreement of Distribution (the "Plan") for each Fund.

      3. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

      The board of directors of the Company has fixed the close of business on [September 4, 1997] as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment(s) thereof.

      A complete list of shareholders of the Funds entitled to vote at the Meeting will be available and open to the examination of any shareholder of the Funds for any purpose germane to the Meeting during ordinary business hours after ________ __, 1997, at the offices of the Company, 7800 East Union Avenue, Denver, Colorado 80237.

      You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the enclosed envelope that requires no postage if mailed in the United States. The enclosed proxy is being solicited on behalf of the board of directors of the Company.

                                      IMPORTANT

      Please mark, sign, date and return the enclosed proxy in the accompanying envelope as soon as possible in order to ensure a full representation at the Meeting.

      The Meeting will have to be adjourned without conducting any business if less than a majority of the eligible shares is represented, and the Company will have to continue to solicit votes until a quorum is obtained. The Meeting also may be adjourned, if necessary, to continue to solicit votes if less than the required shareholder vote has been obtained to approve Proposals 1 and 2.

      Your vote, then, could be critical in allowing the Company to hold the Meeting as scheduled. By marking, signing, and promptly returning the enclosed proxy, you may eliminate the need for additional solicitation. Your cooperation is appreciated.


                                          By Order of the Board of Directors,



                                          Glen A. Payne
                                          Secretary



Denver, Colorado
Dated: _________ __, 1997

  Preliminary Copy -- To Be Filed With the Securities and Exchange Commission

                                               INVESCO INTERNATIONAL FUNDS, INC.
                                                                 _________, 1997

--------------------------------------------------------------------------------


                          INVESCO INTERNATIONAL FUNDS, INC.
                               7800 East Union Avenue
                               Denver, Colorado 80237


                                   PROXY STATEMENT
                         FOR SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD [OCTOBER 28, 1997]

                                    INTRODUCTION

      The enclosed proxy is being solicited by the board of directors (the "Board" or the "Directors") of INVESCO International Funds, Inc. (the "Company") on behalf of INVESCO International Growth Fund, (the "International Growth Fund"), INVESCO Pacific Basin Fund (the "Pacific Basin Fund") and INVESCO European Fund (the "European Fund") (collectively, the "Funds"), the three series of the Company, for use in connection with the special meeting of shareholders of the Funds (the "Meeting") to be held at 10:00 a.m., Mountain Time, on [Tuesday, October 28, 1997], at the Hyatt Regency Tech Center, 7800 E. Tufts Avenue, Denver, Colorado 80237, and at any adjournment(s) thereof for the purposes set forth in the foregoing notice. THE COMPANY'S ANNUAL REPORT, INCLUDING FINANCIAL STATEMENTS OF THE COMPANY FOR THE FISCAL YEAR ENDED OCTOBER 31, 1996, AND SEMI-ANNUAL REPORT, INCLUDING FINANCIAL STATEMENTS OF THE COMPANY FOR THE PERIOD ENDED APRIL 30, 1997, ARE AVAILABLE WITHOUT CHARGE UPON REQUEST FROM GLEN A. PAYNE, SECRETARY OF THE COMPANY, AT P.O. BOX 173706, DENVER, COLORADO 80217-3706 (TELEPHONE NUMBER 1-800-646-8372). The approximate mailing date of proxies and this Proxy Statement is ________ __, 1997.

      The primary purposes of the Meeting are to allow  shareholders to consider
(I) a change in the corporate sub-adviser to each of the Funds and (ii) a Plan and Agreement of Distribution (the "Plan") for each of the Funds.

      The following factors should be considered by shareholders in determining whether to approve the change in corporate Sub-Adviser:

o The change in corporate sub-adviser has been approved by the board of directors of the Company, including the Directors who are completely
      independent   of  any   INVESCO-affiliated   company   (the   "Independent
      Directors").

o The change, if approved, will have no impact upon present advisory fees, sub-advisory fees or actual personnel managing the portfolios of the Fund.

      The following factors should be considered by shareholders in determining whether to approve the Plan:

o The Plan has been approved by the board of directors of the Company, including the Independent Directors.

o     The relationship of the Plan to the overall cost structure of the Funds.

o The potential long-term benefits of the Plan to the Funds and their shareholders.

o     The effect of the Plan on existing shareholders.

      If the enclosed form of proxy is duly executed and returned in time to be voted at the Meeting, and not subsequently revoked, all shares represented by the proxy will be voted in accordance with the instructions marked thereon. If no instructions are given, such shares will be voted FOR Proposals 1 and 2. A majority of the outstanding shares of the Company entitled to vote, represented in person or by proxy, will constitute a quorum at the Meeting.

      Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. An abstention by a shareholder, either by proxy or by vote in person at the Meeting, has the same effect as a negative vote. Shares held by a broker or other fiduciary as record owner for the account of the beneficial owner are counted toward the required quorum if the beneficial owner has executed and timely delivered the necessary instructions for the broker to vote the shares or if the broker has and exercises discretionary voting power. Where the broker or fiduciary does not receive instructions from the beneficial owner and does not have discretionary voting power as to one or more issues before the Meeting, but grants a proxy for or votes such shares, they will be counted toward the required quorum but will have the effect of a negative vote on any proposals on which it does not vote.

      Because the proposals being submitted for a vote of the shareholders of each Fund are similar, the Board determined to combine the proxy materials for the Funds in order to reduce the cost of preparing, printing and mailing the proxy materials.

      In order to further reduce costs, the notices to shareholders having more than one account in a Fund listed under the same Social Security number at a single address have been combined. The proxy cards have been coded so that each shareholder's votes will be counted for all such accounts.

      Execution of the enclosed proxy card will not affect a shareholder's right to attend the Meeting and vote in person, and a shareholder giving a proxy has the power to revoke it (by written notice to the Company at P.O. Box 173706, Denver, Colorado 80217-3706, execution of a subsequent proxy card, or oral revocation at the Meeting) at any time before it is exercised.

      Shareholders of the Funds of record at the close of business on [September 4, 1997] (the "Record Date"), are entitled to vote at the Meeting, including any adjournment(s) thereof, and are entitled to one vote for each share, and corresponding fractional votes for fractional shares, on each matter to be acted upon at the Meeting. On the Record Date, [____________] shares of beneficial interest of the Company, $.01 par value per share, were outstanding, including [____________] shares of the International Growth Fund, [____________] shares of the Pacific Basin Fund and [____________] shares of the European Fund.

     In addition to the solicitations of proxies by use of the mail, proxies may be solicited by officers of the Company, and by officers and employees of INVESCO Funds Group, Inc., the investment adviser and transfer agent of the Funds and INVESCO Distributors, Inc., personally or by telephone or telegraph, without special compensation. Until September 29, 1997, INVESCO Funds Group, Inc. is also the distributor of the Funds. Effective on that date, INVESCO Distributors, Inc., a wholly-owned subsidiary of INVESCO Funds Group, Inc., will become the distributor of the Funds. INVESCO Funds Group, Inc. and INVESCO Distributors, Inc. are referred to collectively as "INVESCO." In addition, Shareholder Communications Corporation ("SCC") has been retained to assist in the solicitation of proxies.

      As the meeting date approaches, certain shareholders whose votes the Company has not yet received may receive telephone calls from representatives of SCC requesting that they authorize SCC, by telephonic or electronically transmitted instructions, to execute proxy cards on their behalf. Telephone authorizations will be recorded in accordance with the procedures set forth below. INVESCO believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

      SCC has received an opinion of Maryland counsel that addresses the validity, under the applicable laws of the State of Maryland, of authorization given orally to execute a proxy. The opinion given by Maryland counsel concludes that a Maryland court would find that there is no Maryland law or public policy against the acceptance of proxies signed by an orally authorized agent, provided it adheres to the procedures set forth below.

      In all cases where a telephonic proxy is solicited, the SCC representative is required to ask the shareholder for such shareholder's full name, address, Social Security or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned, and to confirm that the shareholder has received the Proxy Statement in the mail. If the information solicited agrees with the information provided to SCC by the Company, the SCC representative has the responsibility to explain the voting process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on each proposal. Although he or she is permitted to answer questions about the process, the SCC representative is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement. SCC will record the shareholder's instructions on the card. Within 72 hours, SCC will send the shareholder a letter or mailgram confirming the shareholder's vote and asking the shareholder to call SCC immediately if the shareholder's instructions are not correctly reflected in the confirmation.

      If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone, such shareholder may still submit the proxy card originally sent with the Proxy Statement or attend in person. Any proxy given by a shareholder, whether in writing or by telephone, is revocable. A shareholder may revoke the accompanying proxy or a proxy given telephonically at any time prior to its use by filing with the Company a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.

      All costs of printing and mailing proxy materials and the costs and expenses of holding the Meeting and soliciting proxies, including any amount paid to SCC, will be paid by INVESCO.

     The Board may seek one or more adjournments of the Meeting to solicit additional shareholders, if necessary, to obtain a quorum for the Meeting, or to obtain the required shareholder vote to approve Proposals 1 and 2. An adjournment would require the affirmative vote of the holders of a majority of the shares present at the Meeting (or an adjournment thereof) in person or by proxy and entitled to vote. If adjournment is proposed in order to obtain the required shareholder vote on a particular proposal, the persons named as proxies will vote in favor of adjournment those shares which they are entitled to vote in favor of such proposal and will vote against adjournment those shares which they are required to vote against such proposal. A shareholder vote may be taken on one or more of the proposals discussed herein prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.


PROPOSAL 1:       APPROVAL OR DISAPPROVAL OF THE CHANGE IN SUB-ADVISER

Background

      On January 30, 1997, shareholders of the Funds approved new sub-advisory agreements with INVESCO Asset Management Limited ("IAML") and INVESCO Asia
Limited ("IA"). These agreements were substantially identical to the sub-advisory agreements that had previously existed between the Funds and IAML. Approval of the new agreements was sought at that time due to the then-pending merger of INVESCO PLC and A I M Management Group Inc. (the "Merger"). As a matter of law under the Investment Company Act of 1940, as amended (the "1940 Act"), when the Merger was consummated on February 28, 1997, the then-existing sub-advisory agreements were terminated, and the sub-advisory agreements approved by shareholders on January 30, 1997, became effective. Subsequent to the Merger, on May 8, 1997, the name of INVESCO PLC was changed to AMVESCAP PLC ("AMVESCAP").

      On August 5, 1997, INVESCO Funds Group, Inc., the investment adviser to the Company and other mutual funds (collectively, the "INVESCO Mutual Funds"), obtained a no-action letter (the "No-Action Letter") from the Securities and Exchange Commission (the "SEC"). In substance, the SEC stated that it would permit INVESCO and the sub-advisers to the INVESCO Mutual Funds that were affiliates of AMVESCAP, including IAML, to amend the compensation arrangements between INVESCO and those sub-advisers without first seeking shareholder approval. The goal of these changes was to provide that all INVESCO Mutual Funds' sub-advisers that are affiliates of AMVESCAP be paid at the same rate, which is one-third (33.33%) of the advisory fee charged by INVESCO. Inasmuch as the fees paid to sub- advisers, including IAML, are paid directly by INVESCO and are not paid by the Fund, the impact of this change on investors is neutral.

      Acting in reliance upon the No-Action Letter and the approval of the Board, including a majority of the Independent Directors on May 16, 1997, INVESCO and IAML executed new sub-advisory agreements (the "Present Agreements") on September 30, 1997, which were in all respects identical to their predecessors except for the compensation to IAML. Under the Present Agreement, IAML is compensated by INVESCO on the following basis for each of the Funds:

European Fund and Pacific Basin Fund

             0.2500% of average net assets up to $350 million
             0.2166% of average net assets in excess of $350 million but less than $700 million
             0.1833% of average  net assets in excess of $700 million

International Growth Fund

             0.3333% of average net assets up to $500 million
             0.2500% of average net assets in excess of $500 million but less than $1 billion
             0.2167% of average net assets in excess of $1 billion


The Proposed Change In Sub-Adviser

      At this meeting, the shareholders of each of the Funds are being asked to approve a new sub-advisory agreement which would substitute another AMVESCAP subsidiary, INVESCO Global Asset Management Limited ("IGAM"), for IAML (the "Proposed Sub-Advisory Agreement").

      IGAM, which is located at 12 Bermudiana Road, P.O. Box HM66, Hamilton, Bermuda, was established in 1995 in order to centralize all global investing by INVESCO-affiliated companies for U.S. clients into a single company. During the intervening two years, IGAM has gradually assumed this role for all U.S. clients advised by INVESCO-affiliated companies, other than the INVESCO Mutual Funds. In addition, during the past year the advisory operations for the AMVESCAP European and Pacific Rim regions were reorganized into one international division, with IGAM serving as the principal investment adviser for international advisory operations. AMVESCAP and INVESCO have determined that it is now an appropriate time for IGAM to assume international investment advisory responsibilities for those INVESCO Mutual Funds that invest primarily outside the United States, including the Funds. The Board believes that IGAM will provide the Funds with high quality portfolio management services. Subject to shareholder approvals, the Board also has selected IGAM to be the sub-adviser to the international INVESCO Mutual Funds.

      The appointment of IGAM as sub-adviser to the Funds is expected to have no material effect on the services provided to the Funds. There will be no change in INVESCO's ultimate legal responsibility for the performance of portfolio management services to the Fund, since the investment advisory agreement between the Company and INVESCO will continue in effect without change. There will be no change in the investment personnel who manage the portfolios of the Funds; these persons, who presently are shared employees of IGAM and IAML, will remain shared employees of these companies if shareholders approve this proposal. Finally, there will be no change in the fees or expenses presently paid by the Funds since the sub-advisory fees proposed to be paid to IGAM, like the sub-advisory fees presently paid to IAML, will continue to be paid by INVESCO, not the Funds.

The Proposed Sub-Advisory Agreement

      If shareholders of the Funds approve the Proposed Sub-Advisory Agreement with respect to their Fund, the Proposed Sub-Advisory Agreement will become effective [October 28, 1997]. This summary of the Proposed Sub-Advisory
Agreement is qualified in its entirety by reference to the form of such agreement attached to this Proxy Statement as Exhibit A.

      The Proposed Sub-Advisory Agreement will remain in effect, unless earlier terminated, for an initial term expiring two years from the date it becomes effective. Other than their effective and termination dates, and the substitution of IGAM for the present sub-adviser, the material terms and provisions of the Proposed Sub-Advisory Agreement, which are summarized below, are the same, in all substantive respects, as those of the Present Agreements.

     The Proposed Sub-Advisory Agreement provides that IGAM, subject to the supervision of INVESCO and the board of directors of the Company, will manage the investment portfolio of the Funds in conformity with each Fund's respective investment policies. These management services include: (a) managing the investment and reinvestment of all the assets, now or hereafter acquired, of each Fund, and executing all purchases and sales of portfolio securities; (b) maintaining a continuous investment program for each Fund, consistent with (i) the Fund's investment policies as set forth in the Company's Articles of Incorporation, Bylaws and Registration Statement, and in any prospectus and/or statement of additional information of the Fund, and (ii) each Fund's status as a regulated investment company under the Internal Revenue Code of 1986, as amended; (c) determining what securities are to be purchased or sold for each Fund, unless otherwise directed by the Directors or INVESCO, and executing transactions accordingly; (d) providing the Funds the benefit of all of the investment analysis and research, the reviews of current economic conditions and trends, and the consideration of long-range investment policy now or hereafter generally available to investment advisory customers of IGAM; (e) determining what portion of each Fund's portfolios should be invested in the various types of securities authorized for purchase by the Funds; and (f) making recommendations as to the manner in which voting rights, rights to consent to action by the Fund and any other rights pertaining to the portfolio securities of the Funds shall be exercised.

      Under the Proposed Sub-Advisory Agreement, IGAM is authorized to select broker-dealers for the execution of brokerage transactions for the Funds, subject to the requirement to obtain the most favorable execution and price. After fulfilling such requirement, IGAM is authorized to consider whether such firms furnish statistical, research and other information or services to IGAM, as well as other factors, in selecting broker-dealers. Such information and services may be of assistance to INVESCO or IGAM in making informed investment decisions, and may be used by INVESCO and IGAM in servicing all of their respective accounts, not just the Fund. IGAM will pay for maintaining the personnel, office space, equipment and facilities necessary to perform its obligations under the Proposed Sub-Advisory Agreement. All other expenses in connection with the operation of the Funds are paid by the Funds or INVESCO. The Proposed Sub-Advisory Agreement provides that, as compensation for its services, IGAM will receive from INVESCO, at the end of each month, a fee based upon the average daily value of each Fund's net assets, computed at the following annual rate:

European Fund and Pacific Basin Fund

            0.2500% of average net assets up to $350 million
            0.2166% of average net assets in excess of $350 million but less than $700 million
            0.1833% of average net assets in excess of $700 million

International Growth Fund

            0.3333% of average net assets up to $500 million
            0.2500% of average net assets in excess of $500 million but less than $1 billion
            0.2167% of average net assets in excess of $1 billion

      As noted above, this fee schedule is identical to the fee schedule contained in the Present Agreement with IAML. The sub-advisory fee for each Fund is paid by INVESCO, NOT the Funds, and therefore approval of the Proposed Sub-Advisory Agreement will not have any impact on Fund expenses.

     If the shareholders of each of the Funds approve this Proposal, the Proposed Sub-Advisory Agreement will become effective on [October 28, 1997], and will remain in force for an initial term expiring two years from the effective date. After the expiration of the initial term, the Sub-Advisory Agreement may be continued from year to year as long as each such continuance is specifically approved by the board of directors of the Company, or by a vote of the holders of a majority, as defined in the 1940 Act, of the outstanding shares of the Fund. Each such continuance also must be approved by a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such continuance. The Proposed Sub-Advisory Agreement may be terminated at any time without penalty by either party upon 60 days' written notice, or by each Fund upon notice to INVESCO and IGAM, and terminates automatically in the event of an assignment to the extent required by the 1940 Act and the rules thereunder. Once approved by shareholders, any amendments to the Sub-Advisory Agreement must be agreed to by IGAM and INVESCO; provided, however, that no material amendments can be made unless they are approved by a majority of the Directors, including a majority of the Independent Directors and a majority of the outstanding voting securities of the Fund (if a shareholder vote is required by applicable law).

      The Proposed Sub-Advisory Agreement contains various other provisions including a section providing that IGAM will have no liability in connection with its performance of sub-advisory services, except for situations involving willful misfeasance, bad faith or negligence.

Board Action And Recommendation

      At a meeting of the Board held on May 16, 1997, the Directors evaluated the Proposed Sub- Advisory Agreements between INVESCO, the Funds' investment adviser, and IGAM. The Independent Directors had available to them the assistance of outside counsel throughout the process of determining whether to approve the Proposed Sub-Advisory Agreement. Prior to and during the meetings the Independent Directors requested and received all information they deemed necessary to enable them to determine whether the proposed Agreement is in the best interests of the Company, the Funds and their shareholders. At the meetings, the Independent Directors reviewed materials furnished by Fund management and met with representatives of INVESCO. The Independent Directors viewed as significant the fact that, under the Proposed Sub-Advisory Agreement, the Adviser and the Sub-Advisers are expected to continue to provide to the Company, the Funds and their shareholders investment advisory services of the same nature and quality as under the current proposal.

      In addition, the Board discussed and reviewed the terms and provisions of the Proposed Sub-Advisory Agreement. The Board specifically noted that the fees and expenses payable under the Proposed Sub-Advisory Agreement are identical to the fees and expenses presently in effect under the corresponding Present Agreements.

      Based upon the Directors' review and the evaluations of the materials they received, and in consideration of all factors deemed relevant to them, the Directors determined that the Proposed Sub-Advisory Agreement is fair, reasonable and in the best interests of the Company, the Funds and their shareholders.

Vote Required

      As provided under the 1940 Act, approval of the Proposed Sub-Advisory Agreement with respect to a Fund will require the affirmative vote of a majority of the outstanding shares of each Fund, voting separately as a class. Such a majority is defined in the 1940 Act as the lesser of: (a) 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares of each Fund are present or represented by proxy, or (b) more than 50% of the total outstanding shares of each Fund.

      If the shareholders of any particular Fund fail to approve the Proposed Sub-Advisory Agreement, the Agreement will not go into effect for such Fund. However, the Proposed Sub-Advisory Agreement will go into effect each other Fund that receives shareholder approval.

         THE DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMEND THAT EACH
               FUND'S SHAREHOLDERS VOTE IN FAVOR OF PROPOSAL 1.

PROPOSAL 2:         APPROVAL OR DISAPPROVAL OF THE PLAN

Background

      At this meeting, shareholders are to consider a Plan and Agreement of Distribution (the "Plan") approved by the Board on May 16, 1997. The reasons the Directors, including all of the Independent Directors, determined that it was reasonably likely that the Plan would contribute to an increase in sales of shares of the Funds, with resulting benefits to the Funds and their shareholders, are set forth in detail below. Briefly, the Board determined that an enhanced marketing effort by INVESCO on behalf of the Funds would benefit each Fund in maintaining and improving its market share, and that such an effort would be enhanced by adoption of the Plan, under which each Fund's assets will be available to compensate INVESCO for a portion of the costs of marketing and distributing Fund shares.

      Changing Mutual Fund Distribution Patterns

      In years past, no-load mutual funds such as those offered by the Company were sold directly by their distributors. Today, no-load mutual funds increasingly are sold through the efforts of third parties such as broker-dealers, banks, investment advisers, consultants and others. Some of these third parties are compensated for sales efforts; others are compensated for ongoing services that they provide to mutual fund shareholders; still others are compensated for both. A survey of the mutual fund industry by Lipper Analytical Services, Inc. ("Lipper") shows that as of __________, ______% percent of new assets in no-load mutual funds came to those funds via third party distribution channels during __________. The INVESCO Mutual Funds are no different from the rest of the industry in this respect. INVESCO has advised the Company that nearly 80% of the gross purchases of all INVESCO Mutual Funds in calendar year 1996 came through third party distribution channels.

      While the mutual fund industry has evolved increasingly toward fee-based compensation of third party intermediaries, the Company's pricing structure has remained unchanged. Historically, INVESCO Funds Group, Inc., the Funds' investment adviser, has compensated these third parties, and paid a wide variety of advertising and other marketing expenses, out of the revenues it derives from the Funds for portfolio management and other services provided to the Funds. In the judgment of INVESCO and the Board, continuing this approach places the Funds at a competitive marketing disadvantage to their peers.

      Although the INVESCO Mutual Funds have grown significantly in the past five years, INVESCO and the Company compete against management companies having far greater resources at their command. The costs of marketing the Funds have increased substantially over the last few years. In 1992, INVESCO spent $6.7 million marketing the INVESCO Mutual Funds; in 1996, INVESCO spent $11 million on such efforts. Thus, INVESCO must spend a far greater dollar amount in 1997 simply to maintain the same level of marketing for the Funds that they had in 199__. While INVESCO cannot outspend its competitors, it must spend at least enough to provide what its competitors offer to third parties to distribute their mutual funds and to generally inform investors that the Funds offer attractive alternatives to other fund groups. INVESCO has advised the Board that to do both requires a significant increase in the money and personnel devoted to marketing shares of the Funds.

      This is a need that is not unique to the Company, or to the INVESCO Mutual Funds as a group. In order to increase revenue available for spending in the areas of advertising, sales promotion, and maintenance of an effective sales effort, many competing mutual fund groups, both load and no-load, have adopted distribution plans pursuant to Rule 12b-1 of the 1940 Act, under which fund assets are available to pay certain expenses of distributing fund shares.

     Several of the INVESCO Mutual Funds adopted 12b-1 plans in 1990, and most new INVESCO Mutual Funds started since that time have such plans. Again, this is not unique. Data on the mutual fund industry compiled by Lipper shows that at December 31, 1996, 6,367 of the 10,118 open-end mutual funds registered with the SEC (62.9%) were using fund assets to pay for distribution expenses, either through Rule 12b-1 plans or a direct charge against fund assets. In 1990, only 54.6% of all such funds had such payments in place. According to INVESCO, one reason why many no-load funds have adopted Rule 12b-1 plans is to give them a means, through payment of trail commissions, to compensate third party broker-dealers for helping to sell fund shares.

      It is important to note that adoption of the Plan will not result in a windfall of revenue for INVESCO. INVESCO has committed to the Board that it will continue bearing expenses of marketing the Funds at least equal to the level of expenses that it has currently committed. Thus, adoption of the proposed Plan will have the effect of making additional moneys available for promotion and marketing of the Funds, but will not result in increased profits to INVESCO from INVESCO's reducing its own marketing expenditures.

      The Board and INVESCO believe that the adoption of the Plan is likely to improve the sales of Fund shares by providing third party distributors with an incentive to sell shares of the Funds, and will allow INVESCO to embark on an enhanced marketing effort on behalf of the Funds which the Board and INVESCO believe is required if the Funds are to remain competitive in the marketplace.

      Impact Of The Proposed Plan On The Cost Structures Of The Funds

      The proposed Plan would authorize use of a small percentage of assets of the Funds to compensate INVESCO for expenditures it undertakes to promote sales of Fund shares. The Plan would limit the amount of a Fund's assets which could be used for this purpose during any 12-month period to a maximum of 0.25 of 1% (25 basis points) of the assets of that Fund. Any increase in this rate would require consent of the Board and shareholders of the Fund. The compensation allowed under the proposed Plan is modest in comparison to Rule 12b-1 plans that have been adopted by many other mutual funds. Some funds have adopted distribution plans authorizing in excess of 1% of fund assets on an annual basis to be used to reimburse the distributor for the costs of marketing fund shares.

      The proposed Plan is PROSPECTIVE in nature. Thus, it will only apply to the increase in assets of the Funds which occur after the Plan is implemented. If approved by shareholders, the Plan will become effective on November 1, 1997, and the first payments under the Plan will be made on or about December 5, 1997.

Therefore, the Plan will apply only to the increase in assets in the Funds on or after November 1, 1997. To illustrate how the Plan will work, assume that a Fund has $500 million in assets on October 31, 1997. Assume further that the Fund increases its assets to $550 million in November 1997. Under this illustration, the Plan will apply to $50 million in Fund costs and the cost of the Plan will be absorbed pro rata by all shareholders.

      Adoption of the proposed Plan will only increase expenses a shareholder would pay on a $1,000 investment in the Funds (assuming a 5% annual return) by approximately $2.63 for one year. Another way of looking at the effect of this proposal is to consider the fact that, if a Fund had a net asset value per share of $10, the deduction of the maximum Rule 12b-1 charge would reduce the price per share by two and one-half cents ($.025) for the entire year ($.00007 per share per day). Daily changes in the market price of the Funds' securities often result in a fluctuation in the Funds' net asset values per share by an amount greater than the yearly amount of the reduction in the per share net asset values that will result from the Rule 12b-1 charge. If the Plan had been effective at June 30, 1996, based on the average daily net assets of each Fund's portfolios and the purchases of Fund shares made after that date, as of June 30, 1997, the maximum annual payments of the Funds for the twelve months then ended would have been:

              International Growth Fund                 $

              Pacific Basin Fund                        $

              European Fund                             $


      Shareholders may recall that certain of the INVESCO Mutual Funds adopted similar plans pursuant to Rule 12b-1 in 1990. In general, mutual funds with such plans tend to increase assets more rapidly than those without such plans. The increased assets, in turn, may result in reaching advisory fee breakpoints more quickly, and in allocating expenses over more accounts and more assets. Increased assets also may allow the adviser to waive percentages of advisory fees. Thus, while shareholders in the INVESCO Mutual Funds named below approved plans allowing for fees of 0.25%, with one exception, the net increase in fees has not equalled 0.25%.

================================================================================
             Fund                    1990 Fiscal Year End   1996 Fiscal Year End
                                         Total Expenses         Total Expenses
--------------------------------------------------------------------------------
INVESCO Dynamics Fund                         0.98%                 1.12%

INVESCO Growth Fund                           0.78%                 1.05%

INVESCO High Yield Fund                       0.94%                 0.98%

INVESCO Industrial Income Fund                0.76%                 0.93%*

INVESCO Tax-Free Long-Term Bond Fund          0.75%                 0.90%**

INVESCO Select Income Fund                    1.01%                 1.00%***

INVESCO U.S. Government                       1.07%                 1.00%****
Securities Fund
================================================================================

*     Reflects fee waiver of 0.03%
**    Reflects fee waiver of 0.13%
***   Reflects fee waiver of 0.15%
****  Reflects fee waiver of 0.46%

      INVESCO cannot, of course, promise that the Funds will have a similar experience. The data provided merely illustrates that if shareholders agree to impose a 0.25% fee pursuant to Rule 12b-1, the expenses of a fund do not automatically increase by 0.25%.

      Benefits To Existing Shareholders Of The Funds

      Shareholders will no doubt observe that adoption of the proposed Plan may benefit the Funds and INVESCO, but may wonder whether the Plan will benefit them.

     First, as noted above, it is important to understand that the Plan will ONLY apply to the increase in assets of the Funds which occur after the Plan is implemented. Thus, the Plan is PROSPECTIVE in nature, and will only apply to the increase in assets in the Funds on or after November 1, 1997. Therefore, the initial increases in the expenses of the Funds are expected to be substantially less than the 0.25% maximum amount for which approval is sought, because payments will be made only as to shares acquired on or after November 1, 1997. As the proportion of Fund shares purchased on or after that date to the total number of outstanding shares of the Funds increases, the actual expenses caused by Plan payments also will increase (but in no event will exceed 0.25% of the average annual net assets of each Fund).

      The Board and INVESCO believe that there is a reasonable likelihood that there will be benefits to existing shareholders, including:

      o Enhanced marketing efforts, if successful, should result in an increase in net assets through the sale of additional shares and afford greater resources with which to pursue the investment objectives of the Company's Funds;

      o The sale of additional shares reduces the likelihood that redemption of shares will require the liquidation of a Fund's securities in amounts and at times that are disadvantageous for investment purposes and, therefore, disadvantageous to the remaining shareholders;

      o The positive effect which increased Fund assets will have on its revenues could allow INVESCO:

              o To have greater resources to make the financial commitments necessary to improve the quality and level of Fund and shareholder services (in both systems and personnel);

              o To increase the number and type of mutual funds available to investors from INVESCO (and support them in their infancy), and thereby expand the investment choices available to all shareholders;

              o To acquire and retain talented employees who desire to be associated with a growing organization.

      Moreover, increased Fund assets may result in reducing each investor's share of certain expenses through economies of scale (e.g., allocating fixed expenses over a larger asset base), thereby partially offsetting the costs of the Plan.

      Protections Afforded Shareholders Under The Proposed Plan

      The proposed Plan is described in detail below. However, the Board and INVESCO believe that shareholders should recognize certain protections that are either in the proposed Plan itself or are embedded in the proposed Plan under the terms of Rule 12b-1 under the 1940 Act.

              No Carryover Of Expenses

      The proposed Plan does NOT permit carrying over distribution expenses in excess of the above 25 basis points to subsequent periods. As you may know, many Rule 12b-1 plans of other mutual funds permit the carrying over of such excess expenses (subject to the approval of those funds' boards), and the resultant buildup of large expense accruals subject to compensation. Building up of large expense accruals is a major complaint that is often raised concerning the operation of Rule 12b-1 plans.

              Quarterly Review By The Board Of Directors

      INVESCO will be required to submit reports to the Board on a quarterly basis concerning the marketing expenses that have been compensated under the Plan; and, very importantly, the Directors will be able to terminate the Plan at any time, which would terminate subsequent Plan payments. The Board must approve annually the continuation of the Plan, or such Plan will terminate automatically along with the payments under it by the Fund.

Description Of The Plan

      On May 16, 1997, the Board adopted the proposed Plan, subject to approval by shareholders of the Funds. A copy of the Plan is attached as Exhibit B. The distribution expenses borne by each Fund will be in addition to the distribution expenses that INVESCO currently bears, and that it intends to continue bearing, pursuant to a commitment INVESCO has made to the INVESCO Mutual Funds. The Plan will obligate INVESCO to submit quarterly reports of expenditures under the Plan to the Board. Such quarterly reports will be reviewed by the Board, including a majority of the Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in operation of the Plan (the "Independent Directors"). In addition, INVESCO has made a commitment to the Directors to provide them with the proposed annual budget for its marketing efforts on behalf of the INVESCO Mutual Funds, including the Company's Funds.

      Each Fund is authorized under the proposed Plan to use its assets to finance certain activities relating to the distribution of its shares to investors. Under the Plan, monthly payments may be made by a Fund to INVESCO to permit it, at INVESCO's discretion, to engage in certain activities, and provide certain services approved by the Board in connection with the distribution of each Fund's shares to investors. These activities and services may include the payment of compensation (including incentive compensation and/or continuing compensation based on the amount of customer assets maintained in the Funds) to securities dealers and other financial institutions and organizations, which may include INVESCO-affiliated companies, to obtain various distribution-related and/or administrative services for the Funds. Such services may include, among other things, processing new shareholder account applications, preparing and transmitting to the Funds' Transfer Agent computer processable tapes of all transactions by customers, and serving as the primary source of information to customers in answering questions concerning the Funds and their transactions with the Funds.

      In addition, other permissible activities and services include advertising, the preparation and distribution of sales literature, printing and distributing prospectuses to prospective investors, and such other services and promotional activities for the Funds as may from time to time be agreed upon by the Company and the Board, including public relations efforts and marketing programs to communicate with investors and prospective investors. These services and activities may be conducted by the staff of INVESCO or its affiliates or by third parties.

     Under the Plan, the Company's payments to INVESCO on behalf of each Fund are limited to an amount computed at an annual rate of 0.25% of each Fund's average net assets during the month. INVESCO is not entitled to payment for overhead expenses under the Plan, but may be paid for all or a portion of the compensation paid for salaries and other employee benefits for the personnel of INVESCO whose primary responsibilities involve marketing shares of the INVESCO Mutual Funds, including the Funds. Payment amounts by each Fund under the Plan, for any month, may be made to compensate INVESCO for permissible activities engaged in and services provided by INVESCO during the rolling 12-month period in which that month falls, although this period is expanded to 24 months for obligations incurred during the first 24 months of each Fund's operations. Therefore, any obligations incurred by INVESCO in excess of the limitations described above will not be paid by the Funds under the Plan, and will be borne by INVESCO. In addition, INVESCO may from time to time make additional payments from its revenues to securities dealers and other financial institutions that provide distribution-related and/or administrative services for the Funds. No further payments will be made by the Funds under the Plan in the event of its termination. Also, any payments made by the Funds may not be used to finance directly the distribution of shares of any other fund of the Company or other mutual fund advised by INVESCO. Payments made by each Fund under the Plan for compensation of marketing personnel, as noted above, are based on an allocation formula designed to ensure that all such payments are appropriate.

      INVESCO will bear any distribution-related expenses in excess of the amounts which are compensated pursuant to the Plan. The Plan also authorizes any financing of distribution which may result from INVESCO's use of its own resources, including profits from investment advisory fees received from the Funds, provided that such fees are legitimate and not excessive.

      The Plan is subject to the requirements of Rule 12b-1 under the 1940 Act. The Plan has been approved by the Company's Board, including all of the Independent Directors, and is being submitted to the shareholders of the Funds for approval at this shareholders' meeting. Under Rule 12b-1, the Board must review expenditures under the Plan no less often than quarterly, and the Plan may continue in effect only so long as such continuance is approved at least annually by the Board, including a majority of the Independent Directors. A material amendment to the Plan requires approval by the Board, including a majority of the Independent Directors, and any amendment which would materially increase the amount which any of the Funds may expend under the Plan also requires approval by a majority of the outstanding shares of those Funds. The Plan and any agreements relating to its implementation may be terminated, in the case of the Plan, at any time, and in case of any agreements, upon sixty days' written notice to the other party, by vote of a majority of the Independent Directors or by the vote of a majority of the outstanding shares of the Funds. Such agreements will also terminate automatically if assigned. So long as the Plan continues in effect, the selection and nomination of the disinterested Directors of the Company are committed to the discretion of the Independent Directors.

Basis Of Board Of Directors' Recommendations

      The Independent Directors had available to them the assistance of outside legal counsel throughout the process of determining whether to approve the Plan. Prior to and during the meetings the Independent Directors requested and received all information they deemed necessary to enable them to determine whether the Plan is in the best interests of the Company, the Funds and their shareholders. At the meetings, the Independent Directors reviewed materials furnished by Fund management and also met with representatives of INVESCO.

      In connection with their consideration of the proposed Plan, the Directors were furnished with a draft of the Plan and related materials, including a memorandum from INVESCO, which outlined the uses and benefits of distribution plans under Rule 12b-1 of the 1940 Act currently being used in the mutual fund industry, and certain data concerning such plans prepared by INVESCO In addition, the Company's legal counsel provided additional information, summarized the provisions of the proposed Plan, and discussed the legal and regulatory considerations in adopting such Plan.

      In approving the Plan, the Directors determined, in the exercise of their business judgment and in light of their fiduciary duties under state law and the 1940 Act, that, based upon the material requested and evaluated by them, the Plan is reasonably likely to benefit the Funds and their shareholders.

     The Directors considered various factors relevant to the Funds' situation, including the investment and sales history of the Funds, their marketing experience using INVESCO as distributor, possible ways in which sales of shares could be increased, and the effect of the proposed Plan on the Funds and their shareholders. The Board also noted that while shareholders of several INVESCO Mutual Funds did not approve distribution plans similar to the Proposed Plan in 1990, shareholders of several others did approve such plans. During the last five years that those current Rule 12b-1 Plans have been in effect, there have been positive results. The tables below, prepared by INVESCO, summarize certain of these results by noting the percentage increase in gross and net sales during calendar years 1992, 1993, 1994, 1995, and 1996 of both the INVESCO 12b-1 and non-12b-1 Mutual Funds which were in existence when the current 12b-1 Plans were instituted. These figures were calculated by comparing the gross and net sales of the relevant INVESCO 12b-1 and non-12b-1 Funds over these years to these Funds' gross and net sales during calendar year 1990. They include exchanges and dividend reinvestments, but do not include information with respect to INVESCO Value Trust, which was not distributed by INVESCO in 1990.

===============================================================================
                                    Percent of Gross Sales Increase
-------------------------------------------------------------------------------
  Type of Funds         1992        1993        1994         1995        1996
-------------------------------------------------------------------------------
INVESCO                617.99%     538.96%     442.01%     307.33%      331.58%
12b-1 Funds
-------------------------------------------------------------------------------
INVESCO Non-           146.93%     225.79%     122.27%     147.45%      291.47%
12b-1 Funds
================================================================================

================================================================================
                                    Percent of Net Sales Increase
--------------------------------------------------------------------------------
Type of Funds           1992        1993        1994         1995        1996
--------------------------------------------------------------------------------
INVESCO               1110.61%     747.03%      80.79%     103.23%       18.95%
12b-1 Funds
--------------------------------------------------------------------------------
INVESCO Non-            22.97%     140.41%     -89.11%       7.70%       96.93%
12b-1 Funds
================================================================================

      These figures show that, except for the net sales figures for 1996, the gross and net sales of the INVESCO 12b-1 Mutual Funds compare favorably to the gross and net sales of the INVESCO Mutual Funds without 12b-1 plans over this entire time period. In short, the addition of 12b-1 plans for certain of the INVESCO Mutual Funds in 1990 appear to have resulted in increased gross sales, and, with one exception, increased net sales of those INVESCO Mutual Funds, compared to the INVESCO Mutual Funds without such plans.

      The Board concluded that the changing mutual fund marketplace since 1990, coupled with rising costs, dictated that shareholders should be asked again to approve the Plan at this time.

     It was also represented to the Board that there would be no diminution of the promotional and marketing efforts currently maintained by INVESCO in connection with promoting sales of shares of the Funds. At the meeting, it was suggested that the moneys made available under the proposed Plan could be used for direct support of targeted advertising and promotional campaigns for the Funds in specific regional areas, as well as for general promotion and advertising of the Funds. The Directors specifically questioned INVESCO's Management as to why it believed adoption of the proposed Plan could be expected to stimulate additional sales of shares of the Funds, thereby assisting the Funds by increasing the present asset base. After discussion, it was agreed that it was reasonable to expect that an enhanced advertising and marketing effort by INVESCO on behalf of the Funds, together with the ability to compensate third party broker-dealers for helping to sell the Funds' shares, would have a reasonable likelihood of producing these results. The Board also placed importance on the fact that the Board and, in particular, the Independent Directors, would be able to monitor the nature, manner and amount of expenditures of the Funds under the Plan by reviewing the quarterly reports of INVESCO's distribution expenditures that INVESCO is obligated to provide the Board, and by being able to terminate the Plan, and thereby end all obligations of the Funds to make payments thereunder, at any time.

      In approving the proposed Plan, the Board took into account, among other things, the following factors: the nature and causes of the problems or circumstances which made implementation of the Plan advisable and appropriate; the way in which the Plan would address these problems or circumstances, including the nature and potential amount of the expenditures; the relationship of such expenditures to the overall cost structure of the Funds; the nature of the anticipated benefits; the time it might take for those benefits to be achieved; the merits of possible alternative plans; the interrelationship between the Plan and the activities of INVESCO; and the effect of the Plan on existing shareholders.

      The Directors concluded that approval of the Plan was warranted in that there was reasonable likelihood that the Funds and their shareholders will benefit from the adoption of the Plan in the following ways:

o The sale of additional shares reduces the likelihood that redemption of shares will require the liquidation of portfolio securities in amounts and at times that are disadvantageous for investment purposes;

o Enhanced marketing efforts, if successful, should result in an increase in net assets and afford greater flexibility in pursuing the investment objectives of the Funds;

o Increased Fund assets could allow INVESCO to: have greater resources to make the financial commitments necessary to improve the quality and level of Fund and shareholder services (in both systems and personnel); increase the number and type of mutual funds in the group (and support them in their infancy) and thereby expand the investment choices available to all shareholders; and acquire and retain talented employees who desire to be associated with a growing organization; and

o The cost to the Funds of the Plan would be partly offset to the extent that increased Fund assets result in economies of scale (e.g., sharing fixed expenses over a larger asset base).


     The Directors concluded that the various possible benefits described above would be of substantially equal significance to both new and existing shareholders of the Funds, and thus no unfair burden will fall on any group of Fund shareholders from adoption of the proposed Plan. In addition, while INVESCO will benefit from increased management fees as a result of growth in Fund assets, the Directors concluded that such benefit to INVESCO will not be disproportionate to the above-described anticipated benefits to the Funds and shareholders of the Funds resulting from growth in Company assets. Finally, while adoption of the proposed Plan will increase the expense ratio of the Funds by the amount of the distribution payments from assets of the Funds (less any economies of scale attributable to the Plan), the Directors were satisfied that the increased expense ratio will not be out of line with the expense ratios of comparable mutual funds.

      The Directors recognized that there is no assurance that the expenditures of assets of the Funds to finance distribution of shares of the Funds will result in additional sales of shares or in an increase in the net assets of the Funds, upon which the above benefits depend. The Directors determined, however, that there is a reasonable likelihood that one or more of such benefits will result and that they will be in a position to monitor the distribution expenses of the Funds and to evaluate the benefit of such expenditures in deciding whether to continue the Plan.

Vote Required

      As provided under the 1940 Act, approval of the Plan will require the affirmative vote of a majority of the outstanding shares of each Fund voting separately as a class. Such a majority is defined in the 1940 Act as the lesser of: (a) 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares of each Fund are present or represented by proxy, or (b) more than 50% of the total outstanding shares of each Fund.

      If the shareholders of any particular Fund fail to approve the Plan, the Plan will not go into effect for that Fund, and that Fund will not participate in the enhanced advertising and marketing effort by INVESCO on behalf of the INVESCO Mutual Funds described above. However, the Plan will go into effect for each Fund that receives shareholder approval.

              THE DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMEND THAT
                 EACH FUND'S SHAREHOLDERS VOTE TO APPROVE THE PLAN.

INFORMATION CONCERNING ADVISER, SUB-ADVISER, DISTRIBUTOR AND AFFILIATED
COMPANIES

     INVESCO Funds Group, Inc., a Delaware corporation, serves as the Company's investment adviser, as well as providing other services to the Company. INVESCO Distributors, Inc. is a wholly-owned subsidiary of INVESCO Funds Group, Inc. INVESCO Funds Group, Inc. is a wholly-owned subsidiary of INVESCO North American Holdings, Inc. ("INAH"), 1315 Peachtree Street, N.E., Atlanta, Georgia 30309. INAH is an indirect wholly-owned subsidiary of AMVESCAP.(1) The corporate headquarters of AMVESCAP are located at 11 Devonshire Square, London EC2M 4YR, England. INVESCO's offices are located at 7800 East Union Avenue, Denver, Colorado 80237. INVESCO currently serves as investment adviser and distributor of 14 open-end investment companies having aggregate net assets of $16.4 billion as of July 31, 1997.

     The principal executive officers and directors of INVESCO Funds Group, Inc. and their principal occupations are:

      Dan J. Hesser, Chairman of the Board, President, Chief Executive Officer and Directors; Brian N. Minturn, Executive Vice President and Directors; Hubert
L. Harris, Jr., Director, also, President of INVESCO Services, Inc., Director of AMVESCAP, Chief Financial Officer of INVESCO Individual Services Group; Charles
P. Mayer, Director; Robert J. O'Connor, Director, also, Chief Executive Officer and Chairman of INVESCO Retirement Plan Services, a division of INVESCO Funds Group, Inc.

      The address of each of the foregoing officers and directors is 7800 East Union Avenue, Denver, Colorado 80237, with the exception of the address of Messrs. Bishop, DeKinder and Harris, which is 1315 Peachtree Street, N.E., Atlanta, Georgia 30309 and Mr. O'Connor, whose address is 1355 Peachtree Street, N.E., Atlanta, Georgia 30309.

--------
(1) The  intermediary  companies  between INAH and AMVESCAP are as follows:
INVESCO, Inc., INVESCO Group Services, Inc. and INVESCO North American Group, Ltd., each of which is wholly-owned by its immediate parent.

     INVESCO Asset Management Limited ("IAML") serves as the sub-adviser to the Funds. IAML is a direct wholly-owned subsidiary of INVESCO Europe Limited
("IEL"), 11 Devonshire Square, London EC2M 4YR, England. IEL is a direct wholly-owned subsidiary of AMVESCAP. IAML has the primary responsibility for providing portfolio investment advisory services to the Funds. IAMl currently serves as adviser or sub-adviser to _____ investment portfolios having aggregate net assets of $_____ billion as of July 31, 1997.

      The principal executive officer and directors of IAML and their principal occupations are as follows:

     Jeffrey C. Attfield, Deputy Chief Executive, Chairman of the Board and Fund Manager; Sarah C. Bates, Director and Managing Director, Investment Trust Division; Francesco Bertoni, Director and Investment Manager; Roy N. Bracher, Director and Investment Director; Anthony Broccardo, Director and Fund Manager; Ian A. Carstairs, Director and Investment Manager; Adam D. Cooke, Director and Marketing Manager of Investment Services; Andre J. Crossley, Director and Fund
Manager; Olivier de Faramond, Director and Fund Manager; David C. Gillan, Director and Investment Director; Peter J. Glynne-Percy, Director and Investment Manager; P.A. Hillgarth, Director and Investment Manager; David C. Hypher, Director and Investment Director; Martin R. Kraus, Director and Investment Manager; Jeremy C. Lambourne, Director and Finance Director; Rory S. Powe, Director and Investment Manager; Ricardo Ricciardi, Director; J-B de Franssu, Director; and P. Lockwood, Director.

      The address of each of the foregoing officer and directors is 11 Devonshire Square, London EC2M 4YR, England.

      INVESCO Global Asset Management, Limited ("IGAM"), a ____________ corporation, will serve as the Funds' sub-adviser. IGAM is a wholly-owned subsidiary of INAH. IGAM's offices are located at 12 Bermudiana Road, P.O. Box HM 66, Hamilton, HM AX. IGAM will have the primary responsibility for providing portfolio investment advisory services to the Funds. IGAM also serves as adviser or sub-adviser to _____ investment portfolios having aggregate net assets of $_______________ as of July 31, 1997.

      The principal executive officer and directors of IGAM and their principal occupations are:


      The address of each of the foregoing officers and directors is:


      Pursuant to an Administrative Services Agreement between the Company and INVESCO, INVESCO provides administrative services to the Company, including distribution, sub-accounting and recordkeeping services and functions. During the fiscal year ended October 31, 1996, the Company paid INVESCO total compensation of $102,207 in payment for such services ($23,409, $37,930 and $45,868 of such compensation was paid INVESCO by the International Growth Fund, the Pacific Basin Fund and the European Fund, respectively).

      During the fiscal year ended October 31, 1996, the Company paid INVESCO, which also serves as the Company's registrar, transfer agent and dividend disbursing agent, total compensation of $2,093,585 for such services ($383,054, $870,770 and $839,761 of such compensation was paid INVESCO by the International Growth Fund, the Pacific Basin Fund and the European Fund, respectively).

           SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS [AND MANAGEMENT]

      The following table sets forth, as of the Record Date, the beneficial ownership of each Fund's issued and outstanding shares of beneficial interest by each 5% or greater shareholder.

                                                                 Percent of
Name and Address              Amount & Nature of                  Shares of
of Beneficial Owner         Beneficial Ownership(2)          Beneficial Interest
--------------------------------------------------------------------------------
International
Growth Fund

Pacific Basin Fund

European Fund

                                   OTHER BUSINESS

      The management of the Company has no business to bring before the Meeting other than the matters described above. Should any other business be presented at the Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.


--------
(2) Each beneficial owner named above shares investment power with respect to the shares listed next to its respective row, but its customers retain sole voting power.

                                SHAREHOLDER PROPOSALS

      The Company does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement and form of proxy for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Company, 7800 East Union Avenue, Denver, Colorado 80237. The Company has not received any shareholder proposals to be presented at this Meeting.

                                         By Order of the Board of Directors,



                                         Glen A. Payne
                                         Secretary

__________________ __, 1997

                                     EXHIBIT A

                               SUB-ADVISORY AGREEMENT


      AGREEMENT made the [28th] day of [October], 1997, by and between INVESCO FUNDS GROUP, INC. ("INVESCO"), a Delaware corporation, and INVESCO GLOBAL ASSET MANAGEMENT LIMITED, a Bermuda corporation ("the Sub-Adviser").

                                 W I T N E S S E T H:

      WHEREAS, INVESCO INTERNATIONAL FUNDS, INC. (the "Company") is engaged in business as a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (hereinafter referred to as the "Investment Company Act") and has one class of shares (the "Shares"), which is divided into series, each representing an interest in a separate portfolio of investments, with three such series being designated the INVESCO International Growth Fund, INVESCO Pacific Basin Fund and INVESCO European Fund, (collectively the "Funds"); and

      WHEREAS, INVESCO and the Sub-Adviser are engaged in rendering investment advisory services and are registered as investment advisers under the Investment Advisers Act of 1940; and

      WHEREAS, INVESCO has entered into an Investment Advisory Agreement with the Company (the "INVESCO Investment Advisory Agreement"), pursuant to which INVESCO is required to provide investment advisory services to the Company, and, upon receipt of written approval of the Company, is authorized to retain companies which are affiliated with INVESCO to provide such services; and

      WHEREAS, the Sub-Adviser is willing to provide investment advisory services to the Company on the terms and conditions hereinafter set forth;

      NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, INVESCO and the Sub-Adviser hereby agree as follows:


                                     ARTICLE I

                             DUTIES OF THE SUB-ADVISER

      INVESCO hereby employs the Sub-Adviser to act as investment adviser to the Company and to furnish the investment advisory services described below, subject to the broad supervision of INVESCO and the Board of Directors of the Company, for the period and on the terms and conditions set forth in this Agreement. The Sub-Adviser hereby accepts such assignment and agrees during such period, at its own expense, to render such services and to assume the obligations herein set forth for the compensation provided for herein. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and, unless otherwise expressly provided or authorized herein, shall have no authority to act for or represent the Company in any way or otherwise be deemed an agent of the Company.

     The Sub-Adviser hereby agrees to manage the investment operations of the Fund, subject to the supervision of the Company's directors (the "Directors") and INVESCO. Specifically, the Sub-Adviser agrees to perform the following services:

     (a) to manage the investment and reinvestment of all the assets, now or hereafter acquired, of the Funds, and to execute all purchases and sales of portfolio securities;

     (b) to maintain a continuous investment program for the Funds, consistent with (i) the Funds investment policies as set forth in the Company's Articles of Incorporation, Bylaws, and Registration Statement, as from time to time amended, under the Investment Company Act of 1940, as amended (the "1940 Act"), and in any prospectus and/or statement of additional information of the Funds, as from time to time amended and in use under the Securities Act of 1933, as amended, and (ii) the Company's status as a regulated investment company under the Internal Revenue Code of 1986, as amended;

     (c) to determine what securities are to be purchased or sold for the Funds, unless otherwise directed by the Directors of the Company or INVESCO, and to execute transactions accordingly;

     (d) to provide to the Funds the benefit of all of the investment analysis and research, the reviews of current economic conditions and trends, and the consideration of long-range investment policy now or hereafter generally available to investment advisory customers of the Sub-Adviser;

     (e) to determine what portion of the Funds should be invested in the various types of securities authorized for purchase by the Funds; and

     (f) to make recommendations as to the manner in which voting rights, rights to consent to Funds action and any other rights pertaining to the Fund's portfolio securities shall be exercised.

      With respect to execution of transactions for the Funds, the Sub-Adviser is authorized to employ such brokers or dealers as may, in the Sub-Adviser's best judgment, implement the policy of the Fund to obtain prompt and reliable execution at the most favorable price obtainable. In assigning an execution or negotiating the commission to be paid therefor, the Sub-Adviser is authorized to consider the full range and quality of a broker's services which benefit the Funds, including but not limited to research and analytical capabilities, reliability of performance, and financial soundness and responsibility. Research services prepared and furnished by brokers through which the Sub-Adviser effects securities transactions on behalf of the Funds may be used by the Sub-Adviser in servicing all of its accounts, and not all such services may be used by the Sub-Adviser in connection with the Funds. In the selection of a broker or dealer for execution of any negotiated transaction, the Sub-Adviser shall have no duty or obligation to seek advance competitive bidding for the most favorable negotiated commission rate for such transaction, or to select any broker solely on the basis of its purported or "posted" commission rate for such transaction, provided, however, that the Sub-Adviser shall consider such "posted" commission rates, if any, together with any other information available at the time as to the level of commissions known to be charged on comparable transactions by other qualified brokerage firms, as well as all other relevant factors and circumstances, including the size of any contemporaneous market in such securities, the importance to the Funds of speed, efficiency, and confidentiality of execution, the execution capabilities required by the circumstances of the particular transactions, and the apparent knowledge or familiarity with sources from or to whom such securities may be purchased or sold. Where the commission rate reflects services, reliability and other relevant factors in addition to the cost of execution, the Sub- Adviser shall have the burden of demonstrating that such expenditures were bona fide and for the benefit of the Funds.

      The Sub-Adviser may recommend transactions in which it has directly or indirectly a material interest, in unregulated collective investment schemes including any operated or advised by the Sub- Adviser or in margined transactions. Advice on investments may extend to investments not traded or exchanges recognized or designated by the Securities and Investments Board.

      Both parties acknowledge that the advice given under this Agreement may involve liabilities in one currency matched by assets in another currency and that accordingly movements in rates of exchange may have a separate effect, unfavorable as well as favorable on the gain or loss experienced on an investment.

      In carrying out its duties hereunder, the Sub-Adviser shall comply with all instructions of INVESCO in connection therewith such instructions may be given by letter, telex, telephone or facsimile by any Director or Officer of INVESCO or by any other person authorized by INVESCO.

      Any instructions which appear to conflict with the terms of this Agreement may be confirmed by the Sub-Adviser with INVESCO prior to execution.


                                     ARTICLE II

                         ALLOCATION OF CHARGES AND EXPENSES

      The Sub-Adviser assumes and shall pay for maintaining the staff and personnel necessary to perform its obligations under this Agreement, and shall, at its own expense, provide the office space, equipment and facilities necessary to perform its obligations under this Agreement. Except to the extent expressly assumed by the Sub-Adviser herein and except to the extent required by law to be paid by the Sub-Adviser, INVESCO and/or the Company shall pay all costs and expenses in connection with the operations of the Funds.

                                    ARTICLE III

                          COMPENSATION OF THE SUB-ADVISER

     For the services rendered, facilities furnished, and expenses assumed by the Sub-Adviser, INVESCO shall pay to the Sub-Adviser a fee, computed daily and paid as of the last day of each month, using for each daily calculation the most recently determined net asset value of the Funds, as determined by a valuation made in accordance with the Fund's procedures for calculating its net asset value as described in the Fund's Prospectus and/or Statement of Additional Information. With regard to the European and Pacific Basin Funds the advisory fee to the Sub-Adviser shall be computed at the annual rate of 0.2500% of the Fund's daily net assets up to $350 million; 0.2166% of the Fund's daily net assets in excess of $350 million but not more than $700 million; and 0.1833% of the Fund's daily net assets in excess of $700 million. With regard to the International Growth Fund, the advisory fee to the Sub- Adviser shall be computed at the annual rate of 0.3333% of the Fund's daily net assets up to $500 million; 0.2500% of the Fund's daily net assets in excess of $500 million but not more than $1 billion; and 0.2167% of the Fund's daily net assets in excess of $1 billion. During any period when the determination of the Funds' net asset value is suspended by the Directors of the Fund, the net asset value of a share of the Funds as of the last business day prior to such suspension shall, for the purpose of this Article III, be deemed to be the net asset value at the close of each succeeding business day until it is again determined. However, no such fee shall be paid to the Sub-Adviser with respect to any assets of the Funds which may be invested in any other investment company for which the Sub-Adviser serves as investment adviser or sub-adviser. The fee provided for hereunder shall be prorated in any month in which this Agreement is not in effect for the entire month. The Sub-Adviser shall be entitled to receive fees hereunder only for such periods as the INVESCO Investment Advisory Agreement remains in effect.


                                     ARTICLE IV

                           ACTIVITIES OF THE SUB-ADVISER

     The services of the Sub-Adviser to the Funds are not to be deemed to be exclusive, the Sub-Adviser and any person controlled by or under common control with the Sub-Adviser (for purposes of this Article IV referred to as "affiliates") being free to render services to others. It is understood that directors, officers, employees and shareholders of the Funds are or may become interested in the Sub-Adviser and its affiliates, as directors, officers, employees and shareholders or otherwise and that directors, officers, employees and shareholders of the Sub-Adviser, INVESCO and their affiliates are or may become interested in the Funds as directors, officers and employees.

                                     ARTICLE V

                      AVOIDANCE OF INCONSISTENT POSITIONS AND
                           COMPLIANCE WITH APPLICABLE LAWS

      In connection with purchases or sales of securities for the investment portfolios of the Funds, neither the Sub-Adviser nor any of its directors, officers or employees will act as a principal or agent for any party other than the Funds or receive any commissions. The Sub-Adviser will comply with all applicable laws in acting hereunder including, without limitation, the 1940 Act; the Investment Advisers Act of 1940, as amended; and all rules and regulations duly promulgated under the foregoing.


                                     ARTICLE VI

                     DURATION AND TERMINATION OF THIS AGREEMENT

      This Agreement shall become effective as of the date it is approved by a majority of the outstanding voting securities of the Fund of the Company, unless sooner terminated, as hereinafter provided. Thereafter, this Agreement shall remain in force for an initial term of two years from the date of execution, and from year to year thereafter until its termination in accordance with this
Article VI, but only so long as such continuance is specifically approved at least annually by (i) the Directors of the Company, or by the vote of a majority of the outstanding voting securities of the Funds, and (ii) a majority of those Directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

     This Agreement may be terminated at any time, without the payment of any penalty, by INVESCO, the Funds by vote of the Directors of the Company, or by vote of a majority of the outstanding voting securities of the Funds, or by the Sub-Adviser. A termination by INVESCO or the Sub-Adviser shall require sixty days' written notice to the other party and to the Company, and a termination by the Company shall require such notice to each of the parties. This Agreement shall automatically terminate in the event of its assignment to the extent required by the Investment Company Act of 1940 and the Rules thereunder.

      The Sub-Adviser agrees to furnish to the Directors of the Company such information on an annual basis as may reasonably be necessary to evaluate the terms of this Agreement.

      Termination  of  this  Agreement   shall  not  affect  the  right  of  the
Sub-Adviser to receive payments on any unpaid balance of the compensation described in Article III hereof earned prior to such termination.

                                    ARTICLE VII

                                     LIABILITY

      The Sub-Adviser agrees to use its best efforts and judgement and due care in carrying out its duties under this Agreement provided however that the Sub-Adviser shall not be liable to INVESCO for any loss suffered by INVESCO or the funds advised in connection with the subject matter of this Agreement unless such loss arises from the willful misfeasance, bad faith or negligence in the performance of the Sub- Adviser's duties and subject and without prejudice to the foregoing. INVESCO hereby undertakes to indemnify and to keep indemnified the Sub-Adviser from and against any and all liabilities, obligations, losses, damages, suits and expenses which may be incurred by or asserted against the Sub-Adviser for which it is responsible pursuant to Article I hereof provided always that the Sub-Adviser shall send to INVESCO as soon as possible all claims, letters, summonses, writs or documents which it receives from third parties and provide whatever information and assistance INVESCO may require and no liability of any sort shall be admitted and no undertaking shall be given nor shall any offer, promise or payment be made or legal expenses incurred by the Sub-Adviser without written consent of INVESCO who shall be entitled if it so desires to take over and conduct in the name of the Sub-Adviser the defense of any action or to prosecute any claim for indemnity or damages or otherwise against any third party.


                                    ARTICLE VIII

                            AMENDMENTS OF THIS AGREEMENT

      No provision of this Agreement may be orally changed or discharged, but may only be modified by an instrument in writing signed by the Sub-Adviser and INVESCO. In addition, no amendment to this Agreement shall be effective unless approved by (1) the vote of a majority of the Directors of the Company, including a majority of the Directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such amendment and (2) the vote of a majority of the outstanding voting securities of the Funds (other than an amendment which can be effective without shareholder approval under applicable law).


                                     ARTICLE IX

                            DEFINITIONS OF CERTAIN TERMS

      In interpreting the provisions of this Agreement, the terms "vote of a majority of the outstanding voting securities," "assignments," "affiliated person" and "interested person," when used in this Agreement, shall have the respective meanings specified in the Investment Company Act and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

                                     ARTICLE X

                                   GOVERNING LAW

      This Agreement shall be construed in accordance with the laws of the State of Colorado and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of Colorado, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.


                                     ARTICLE XI

                                   MISCELLANEOUS

      Advice. Any recommendation or advice given by the Sub-Adviser to INVESCO hereunder shall be given in writing or by mail, telex, telefacsimile or by telephone, such telephone advice to be confirmed by mail, telex, telefacsimile or in writing to such place as INVESCO shall from time to time require; further the Sub-Adviser shall be free to telephone INVESCO as it sees fit in the performance of its duties.

      Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

      Severability. Each provision of this Agreement is intended to be severable. If any provision of this Agreement shall be held illegal or made invalid by a court decision, statute, rule or otherwise, such illegality or invalidity shall not affect the validity or enforceability of the remainder of this Agreement.

      Headings. The headings in this Agreement are inserted for convenience and identification only and are in no way intended to describe, interpret, define or limit the size, extent or intent of this Agreement or any provision hereof.

      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.


                                        INVESCO FUNDS GROUP, INC.


                                        By:___________________________________
                                              President

ATTEST:


--------------------------------------
      Secretary

                                        INVESCO GLOBAL ASSET MANAGEMENT
                                        LIMITED


                                        By:_____________________________________
                                           John Rodgers, Chief Executive Officer

ATTEST:


--------------------------------------
      Secretary

                                     EXHIBIT B

             PLAN AND AGREEMENT OF DISTRIBUTION PURSUANT TO RULE 12b-1


      PLAN AND AGREEMENT made as of the [28th] day of [October], 1997, by and between INVESCO INTERNATIONAL FUNDS, INC., a Maryland corporation (hereinafter called the "Company"), and INVESCO DISTRIBUTORS, Inc., a Delaware corporation ("INVESCO").

      WHEREAS, the Company engages in business as an open-end management investment company, and is registered as such under the Investment Company Act of 1940, as amended (the "Act"); and

      WHEREAS, the Company desires to finance the distribution of the shares of each of its three classes or series of common stock, each of which represents an interest in a separate portfolio of investments, together with any additional such classes or series that may hereafter be offered to the public (individually, a "Fund" and collectively, the "Funds"), in accordance with this Plan and Agreement of Distribution pursuant to Rule 12b-1 under the Act (the "Plan and Agreement"); and

      WHEREAS, INVESCO desires to be retained to perform services in accordance with such Plan and Agreement and on said terms and conditions; and

      WHEREAS, this Plan and Agreement has been approved by a vote of the board of directors of the Company, including a majority of the directors who are not interested persons of the Company, as defined in the Act, and who have no direct or indirect financial interest in the operation of this Plan and Agreement (the "Disinterested Directors") cast in person at a meeting called for the purpose of voting on this Plan and Agreement;

      NOW, THEREFORE, the Company hereby adopts the Plan set forth herein and the Company and INVESCO hereby enter into this Agreement pursuant to the Plan in accordance with the requirements of Rule 12b-1 under the Act, and provide and agree as follows:

      1. The Plan is defined as those provisions of this document by which the Company adopts a Plan pursuant to Rule 12b- 1 under the Act and authorizes payments as described herein. The Agreement is defined as those provisions of this document by which the Company retains INVESCO to provide distribution services beyond those required by the General Distribution Agreement between the parties, as are described herein. The Company may retain the Plan notwithstanding termination of the Agreement. Termination of the Plan will automatically terminate the Agreement. The Company is hereby authorized to utilize the assets of the Company to finance certain activities in connection with distribution of the Company's shares.

      2. Subject to the supervision of the board of directors, the Company hereby retains INVESCO to promote the distribution of shares of each of the Funds by providing services and engaging in activities beyond those specifically required by the Distribution Agreement between the Company and INVESCO and to provide related services. The activities and services to be provided by INVESCO hereunder shall include one or more of the following: (a) the payment of compensation (including trail commissions and incentive compensation) to securities dealers, financial institutions and other organizations, which may include INVESCO-affiliated companies, that render distribution and administrative services in connection with the distribution of the shares of each of the Funds; (b) the printing and distribution of reports and prospectuses for the use of potential investors in each Fund; (c) the preparing and distributing of sales literature; (d) the providing of advertising and engaging in other promotional activities, including direct mail solicitation, and television, radio, newspaper and other media advertisements; and
            (e) the providing of such other services and activities as may from time to time be agreed upon by the Company. Such reports and prospectuses, sales literature, advertising and promotional activities and other services and activities may be prepared and/or conducted either by INVESCO's own staff, the staff of INVESCO-affiliated companies, or third parties.

      3. INVESCO hereby undertakes to use its best efforts to promote sales of shares of each of the Funds to investors by engaging in those activities specified in paragraph (2) above as may be necessary and as it from time to time believes will best further sales of such shares.

      4. Each Fund is hereby authorized to expend, out of its assets, on a monthly basis, and shall pay INVESCO to such extent, to enable INVESCO at its discretion to engage over a rolling twelve-month period (or the rolling twenty-four month period specified below) in the activities and provide the services specified in paragraph (2) above, an amount computed at an annual rate of 0.25 of 1% of the average daily net assets of each Fund during the month. INVESCO shall not be entitled hereunder to payment for overhead expenses (overhead expenses defined as customary overhead not including the costs of INVESCO's personnel whose primary responsibilities involve marketing of the INVESCO Funds). Payments by a Fund hereunder, for any month, may be used to compensate INVESCO for: (a) activities engaged in and services provided by INVESCO during the rolling twelve-month period in which that month falls, or (b) to the extent permitted by applicable law, for any month during the first twenty-four months following a Fund's commencement of operations, activities engaged in and services provided by INVESCO during the rolling twenty-four month period in which that month falls, and any obligations incurred by INVESCO in excess of the limitation described above shall not be paid for out of Fund assets. No Fund shall be authorized to expend, for any month, a greater percentage of its assets to pay INVESCO for activities engaged in and services provided by INVESCO during the rolling twenty-four month period referred to above than it would otherwise be authorized to expend out of its assets to pay INVESCO for activities engaged in and services provided by INVESCO during the rolling twelve-month period referred to above. No payments will be made by the Company hereunder after the date of termination of the Plan and Agreement.

      5. To the extent that obligations incurred by INVESCO out of its own resources to finance any activity primarily intended to result in the sale of shares of a Fund, pursuant to this Plan and Agreement or otherwise, may be deemed to constitute the indirect use of Fund assets, such indirect use of Fund assets is hereby authorized in addition to, and not in lieu of, any other payments authorized under this Plan and Agreement.

      6. The Treasurer of INVESCO shall provide to the board of directors of the Company, at least quarterly, a written report of all moneys spent by INVESCO on the activities and services specified in paragraph (2) above pursuant to the Plan and Agreement. Each such report shall itemize the activities engaged in and services provided by INVESCO to a Fund as authorized by the penultimate sentence of paragraph (4) above. Upon request, but no less frequently than annually, INVESCO shall provide to the board of directors of the Company such information as may reasonably be required for it to review the continuing appropriateness of the Plan and Agreement.

      7. This Plan and Agreement shall each become effective immediately upon approval by a vote of a majority of the outstanding voting securities of the Company as defined in the Act, and shall continue in effect until __________, 1998 unless terminated as provided below. Thereafter, the Plan and Agreement shall continue in effect from year to year, provided that the continuance of each is approved at least annually by a vote of the board of Directors of the Company, including a majority of the Disinterested Directors, cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated at any time, without penalty, by the vote of a majority of the Disinterested Directors or by the vote of a majority of the outstanding voting securities of that Fund. INVESCO, or the Company, by vote of a majority of the Disinterested Directors or of the holders of a majority of the outstanding voting securities of each Fund, may terminate the Agreement under this Plan as to such Fund, without penalty, upon 30 days' written notice to the other party. In the event that neither INVESCO nor any affiliate of INVESCO serves the Company as investment adviser, the agreement with INVESCO pursuant to this Plan shall terminate at such time. The board of directors may determine to approve a continuance of the Plan, but not a continuance of the Agreement, hereunder.

      8. So long as the Plan remains in effect, the selection and nomination of persons to serve as directors of the Company who are not "interested persons" of the Company shall be committed to the discretion of the directors then in office who are not "interested persons" of the Company. However, nothing contained herein shall prevent the participation of other persons in the selection and nomination process, provided that a final decision on any such selection or nomination is within the discretion of, and approved by, a majority of the directors of the Company then in office who are not "interested persons" of the Company.

      9. This Plan may not be amended to increase the amount to be spent by a Fund hereunder without approval of a majority of the outstanding voting securities of that Fund. All material amendments to the Plan and Agreement must be approved by the vote of the board of directors of the Company, including a majority of the Disinterested Directors, cast in person at a meeting called for the purpose of voting on such amendment.

      10. To the extent that this Plan and Agreement constitutes a Plan of Distribution adopted pursuant to Rule 12b-1 under the Act it shall remain in effect as such, so as to authorize the use by each Fund of its assets in the amounts and for the purposes set forth herein, notwithstanding the occurrence of an "assignment," as defined by the Act and the rules thereunder. To the extent it constitutes an agreement with INVESCO pursuant to a plan, it shall terminate automatically in the event of such "assignment." Upon a termination of the agreement with INVESCO, the Funds may continue to make payments pursuant to the Plan only upon the approval of a new agreement under this Plan and Agreement, which may or may not be with INVESCO, or the adoption of other arrangements regarding the use of the amounts authorized to be paid by the Funds hereunder, by the Company's board of directors in accordance with the procedures set forth in paragraph 7 above.

      11. The Company shall preserve copies of this Plan and Agreement and all reports made pursuant to paragraph 6 hereof, together with minutes of all board of directors meetings at which the adoption, amendment or continuance of the Plan were considered (describing the factors considered and the basis for decision), for a period of not less than six years from the date of this Plan and Agreement, or any such reports or minutes, as the case may be, the first two years in an easily accessible place.

      12. This Plan and Agreement shall be construed in accordance with the laws of the State of Colorado and applicable provisions of the Act. To the extent the applicable laws of the State of Colorado, or any provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Plan and Agreement on the _th day of __________, 1997.


                                      INVESCO INTERNATIONAL FUNDS, INC.


                                      By: _________________________
                                          Dan J. Hesser, President
ATTEST: ________________________
        Glen A. Payne, Secretary
                                      INVESCO DISTRIBUTORS, INC.


                                      By: _________________________
                                          Ronald L. Grooms,
                                          Senior Vice President
ATTEST: ________________________
        Glen A. Payne, Secretary

                          INVESCO INTERNATIONAL FUNDS, INC.
                          INVESCO International Growth Fund

                   PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                  October 28, 1997


     The undersigned hereby appoints Fred A. Deering, Dan J. Hesser and Glen A. Payne, and each of them, proxy for the undersigned, with the power of substitution, to vote with the same force and effect as the undersigned at the Special Meeting of the Shareholders of the INVESCO International Growth Fund (the "Fund") of INVESCO International Funds, Inc., to be held at the Hyatt Regency Tech Center, 7800 E. Tufts Avenue, Denver, Colorado 80237, on October 28, 1997 at 10:00 a.m. (Mountain Time) and at any adjournment thereof, upon the matters set forth below, all in accordance with and as more fully described in the Notice of Special Meeting and Proxy Statement, dated ___________, 1997, receipt of which is hereby acknowledged.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 and 2.

                                               INVIIF

INVESCO INTERNATIONAL FUND, INC.
INVESCO International Growth Fund

   THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS,
   WHICH RECOMMENDS A VOTE "FOR":

Vote On Proposals                                   For      Against    Abstain

1. Proposal to approve a change in the corporate    ___        ___        ___
   sub-adviser to the Fund from INVESCO Asset
   Management Limited ("IAML") to INVESCO Global
   Asset Management Limited ("IGAM").

2. Proposal to approve a Plan and Agreement of      ___        ___        ___
   Distribution for the Fund under the Investment
   Company Act of 1940.


Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc., should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.


----------------------    ----------------------------    -----------------
Signature                 Signature (Joint Owners)        Date

                          INVESCO INTERNATIONAL FUNDS, INC.
                             INVESCO Pacific Basin Fund

                   PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                  October 28, 1997


     The undersigned hereby appoints Fred A. Deering, Dan J. Hesser and Glen A. Payne, and each of them, proxy for the undersigned, with the power of substitution, to vote with the same force and effect as the undersigned at the Special Meeting of the Shareholders of the INVESCO Pacific Basin Fund (the "Fund") of INVESCO International Funds, Inc., to be held at the Hyatt Regency Tech Center, 7800 E. Tufts Avenue, Denver, Colorado 80237, on October 28, 1997 at 10:00 a.m. (Mountain Time) and at any adjournment thereof, upon the matters set forth below, all in accordance with and as more fully described in the Notice of Special Meeting and Proxy Statement, dated ___________, 1997, receipt of which is hereby acknowledged.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 and 2.

                                                  INVIIF

INVESCO INTERNATIONAL FUND, INC.
INVESCO Pacific Basin Fund

   THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS,
   WHICH RECOMMENDS A VOTE "FOR":

Vote On Proposals                                    For    Against    Abstain

1. Proposal to approve a change in the corporate     ___      ___        ___
   sub-adviser to the Fund from INVESCO Asset
   Management Limited ("IAML") to INVESCO Global
   Asset Management Limited ("IGAM").

2. Proposal to approve a Plan and Agreement of       ___      ___        ___
   Distribution for the Fund under the Investment
   Company Act of 1940.

Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc., should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.


----------------------     ----------------------------   -------------------
Signature                  Signature (Joint Owners)       Date

                          INVESCO INTERNATIONAL FUNDS, INC.
                                INVESCO European Fund

                   PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                  October 28, 1997


     The undersigned hereby appoints Fred A. Deering, Dan J. Hesser and Glen A. Payne, and each of them, proxy for the undersigned, with the power of substitution, to vote with the same force and effect as the undersigned at the Special Meeting of the Shareholders of the INVESCO European Fund (the "Fund") of INVESCO International Funds, Inc., to be held at the Hyatt Regency Tech Center, 7800 E. Tufts Avenue, Denver, Colorado 80237, on October 28, 1997 at 10:00 a.m. (Mountain Time) and at any adjournment thereof, upon the matters set forth below, all in accordance with and as more fully described in the Notice of Special Meeting and Proxy Statement, dated ___________, 1997, receipt of which is hereby acknowledged.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 and 2.

                                                  INVIIF

INVESCO INTERNATIONAL FUND, INC.
INVESCO European Fund

   THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS,
   WHICH RECOMMENDS A VOTE "FOR":

Vote On Proposals                                   For      Against    Abstain

1. Proposal to approve a change in the corporate    ____       ____        ___
   sub-adviser to the Fund from INVESCO Asset
   Management Limited ("IAML") to INVESCO Global
   Asset Management Limited ("IGAM").

2. Proposal to approve a Plan and Agreement of      ____       ____        ___
   Distribution for the Fund under the Investment
   Company Act of 1940.


Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc., should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.


----------------------     ----------------------------   -----------------
Signature                  Signature (Joint Owners)       Date